SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 14, 1997


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635

           Delaware                                      33-0326866
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)


                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (619) 455-2700
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Event

Item 7.  Exhibit

Signature

ITEM 5.  OTHER EVENT

         On November 14, 1997, the Company issued the press release attached hereto as Exhibit 99.1.

ITEM 7.           EXHIBIT

         99.1   Press Release dated November 14, 1997.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   GENTA INCORPORATED



Date: November 17, 1997                           /s/ Kenneth G. Kasses, Ph.D.
                                                  ----------------------------
                                                  Kenneth G. Kasses, Ph.D.
                                                  President and Chief
                                                  Executive Officer